Exhibit 10.2.4


                   FOURTH AMENDMENT TO FOURTH AMENDED
                      AND RESTATED CREDIT AGREEMENT


      This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of June 15, 2005, is made and entered into by and among GOLD KIST INC. (formerly known as Gold Kist Holdings Inc.), a Delaware corporation (the "Borrower"), the various banks and other lending institutions and institutional investors as are listed on the signature pages hereof as Lenders (collectively, the "Lenders" and individually, a "Lender"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as agent for the Lenders (the "Agent"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement (defined below).

                          W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Agent, and the other agents party thereto are parties to that certain Fourth Amended and Restated Credit Agreement dated as of March 10, 2004, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of July 16, 2004, that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of September 28, 2004, and that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March 1, 2005 (as amended and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement and the Agent and the Lenders have agreed to such amendments on the terms and conditions set forth in this Amendment;

     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.    Amendment  to  Section  1.1  of  the  Credit  Agreement.
     Section 1.1, Definitions, is hereby modified and amended by amending and restating the definition of "Capital Asset" in its entirety as follows:

               ""Capital Asset" shall mean fixed assets, both tangible and intangible; provided that Capital Asset shall not include (a) any item customarily charged directly to expense or depreciated over a useful life of 12 months or less in accordance with GAAP, (b) any goodwill created on the balance sheet of the Borrower from the purchase of the common stock of Golden Poultry Company, Inc. and (c) software expenditures by the Borrower and its Subsidiaries in an aggregate amount not exceeding $20,000,000 during the term of this Agreement."

          2.    Amendment  to  Section  7.2  of  the  Credit  Agreement.
     Section 7.2, Limitation on Restricted Payments, is hereby modified and amended by deleting the reference to "$60,000,000" in clause (b) of such Section and in place thereof inserting "$80,000,000".

          3. Strict Compliance. Except for the amendments set forth above, the text of the Credit Agreement and the Loan Documents shall remain in full force and effect. The Borrower acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

          4.    Representations  and Warranties.   The  Borrower  hereby
     represents and warrants in favor of the Agent and each Lender as follows:

               (a)   the  Borrower has the corporate power and authority
          (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

               (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

               (c) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or conflict with the charter documents of the Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which any of its properties are or may become bound; and

               (d) as of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement, and (ii) each representation and warranty set forth in Article 5 of the Credit Agreement is true and correct in all material respects.

          5. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

          6. Expenses. The Borrower agrees to pay all reasonable expenses of the Agent incurred in connection with this Amendment and the other agreements, instruments and documents to be delivered in connection therewith, including, without limitation, all fees and expenses of counsel to the Agent.

          7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

          8. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York applicable to contracts made and performed in the State of New York without regard to the conflict of laws principles thereof other than Sections 5-1401 and 5-1402 of New York General Obligations Law.

          9. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above upon the satisfaction of the following conditions, which shall be satisfactory in form and substance to the Agent:

               (a)   Execution.   This Amendment shall  have  been  duly
          executed and delivered by the Borrower, the Agent and the Required Lenders; and

               (b) Other Matters. The Loan Parties shall have provided such other information, documents, instruments and approvals as the Agent or the Agent's counsel may reasonably require.

          10. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.


         (THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK)

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:                        GOLD KIST INC. (formerly known
                                 as Gold Kist Holdings Inc.)


                                 By:   /s/ Stephen O. West
                                    Name:  Stephen O. West
                                    Title: Chief Financial Officer,
                                           Vice President



                                 By:   /s/ Michael I. Naumann
                                    Name:  Michael I. Naumann
                                    Title: Treasurer



                                         [CORPORATE SEAL]


AGENT, L/C ISSUER AND LENDER:    COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A.,
                                 "RABOBANK NEDERLAND", NEW YORK
                                 BRANCH


                                 By:   /s/ Michalene Donegan
                                    Name:  Michalene Donegan
                                    Title: Executive Director


                                 By:   /s/ Rebecca O. Morrow
                                    Name:  Rebecca O. Morrow
                                    Title: Executive Director


                   (SIGNATURES CONTINUE ON NEXT PAGE)

LENDERS:                         SUNTRUST BANK


                                 By:   /s/ Hugh E. Brown
                                    Name:  Hugh E. Brown
                                    Title: Vice President

                                 ING CAPITAL LLC


                                 By:   /s/ Lina A. Garcia
                                    Name:  Lina A. Garcia
                                    Title: Vice President

                                 HARRIS N.A. (formerly known as
                                 Harris Trust and Savings Bank)


                                 By:   /s/ Philip Langheim
                                    Name:  Philip Langheim
                                    Title: Vice President

                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:   /s/ Jay Wefel
                                    Name:  Jay Wefel
                                    Title: Vice President

                                 COBANK, ACB


                                 By:   /s/ Jim Stutzman
                                    Name:  Jim Stutzman
                                    Title: Vice President


               (SIGNATURES CONTINUE ON NEXT PAGE)



                                 NATEXIS BANQUES POPULAIRES


                                 By:   /s/ Stephen A. Jendras
                                    Name:  Stephen A. Jendras
                                    Title: Vice President


                                 By:   /s/ Vincent Lauras
                                    Name:  Vincent Lauras
                                    Title: Managing Director

                                 THE CIT GROUP/BUSINESS CREDIT,
                                 INC.


                                 By:   /s/ John F. Bohan
                                    Name:  John F. Bohan
                                    Title: Vice President

                                 GREENSTONE FARM CREDIT
                                 SERVICES, FLCA


                                 By:   /s/ Alfred S. Compton, Jr.
                                    Name:  Alfred S. Compton, Jr.
                                    Title: VP/Sr. Lending Officer


                          CONSENT OF GUARANTORS

      We, the undersigned, each as a Guarantor pursuant to that certain Third Amended and Restated Subsidiary Guaranty dated as of the 10th day of March, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), hereby each (a) acknowledge receipt of a copy of the foregoing Amendment, and (b) acknowledge, consent and agree that
(i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify our respective obligations and liabilities under the Guaranty.


                              AGRATECH SEEDS INC.          (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: Treasurer


                              AGRATRADE FINANCING, INC.    (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: Treasurer


                              CROSS EQUIPMENT COMPANY, INC. (SEAL)



                              By:     /s/ Stephen O. West
                                  Name:   Stephen O. West
                                  Title:  Treasurer


                              GK FINANCE CORPORATION       (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: Treasurer


                              GK PEANUTS, INC.             (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: Treasurer


                              GK PECANS, INC.              (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: Treasurer


                              LUKER INC.                   (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: Treasurer


                              AGVESTMENTS, INC.            (SEAL)



                              By:    /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title: President